Exhibit 10.2

Private and Confidential

Date 28 March 2012

RUMER HOLDING LTD.

as Borrower

EMPORIKI BANK OF GREECE S.A.

as Lender

FIFTH SUPPLEMENTAL AGREEMENT

in relation to a Loan Agreement dated 11 December 2007 (as amended)

for a term loan facility of up to US$154,000,000

INCE & CO

PIRAEUS

Index

Clause		Page No

1	INTERPRETATION	3

2	AGREEMENT OF THE LENDER	3

3	CONDITIONS PRECEDENT	3

4	REPRESENTATIONS AND WARRANTIES	4

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER SECURITY DOCUMENTS	4

6	FURTHER ASSURANCES	5

7	FEES AND EXPENSES	6

8	NOTICES AND OTHER MATTERS	6

9	SUPPLEMENTAL	6

10	LAW AND JURISDICTION	6

THIS AGREEMENT is made on 28 March 2012

BETWEEN

(1)	RUMER HOLDING LTD. as Borrower;

(2)	EMPORIKI BANK OF GREECE S.A. as Lender;

BACKGROUND

(A)	By a Loan Agreement dated 11 December 2007 (as amended by supplemental agreements dated 10 July 2009, 28 August 2009, 24 November 2009 and 28 January 2011) and made between the parties hereto, the Lenders made available to the Borrower a term loan of (originally) up to USD154,000,000.

(B)	The Loan outstanding as at the date hereof is UD37,808,378.52

(C)	The Borrower has made a request to the Lender to amend certain terms of the Loan Agreement, and this Agreement sets out the terms and conditions on which the Lender agrees thereto.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement “Loan Agreement” means the Loan Agreement referred to in Recital (A).

1.3	Application of construction and Interpretation provisions of Loan Agreement. Clauses 1.3, 1.4 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE LENDER

2.1	Lenders’ consent. The Lender hereby agrees to the amendments to the Loan Agreement set out in Clause 5.

3	CONDITIONS PRECEDENT

3.1	Conditions precedent. The conditions referred to in Clause 2.1.1 are that the Lender shall have received the following documents:

(a)	Corporate documents

Certified Copies of all documents which evidence or relate to the constitution of the Borrower and its current corporate existence;

(b)	Corporate authorities

(i)	Certified Copies of resolutions of the directors of the Borrower approving this Supplemental Agreement and authorising the execution and delivery thereof and performance of the Borrower’s obligations hereunder, additionally certified by an officer of the Borrower as having been duly passed at a duly convened meeting of the directors of the Borrower and not having been amended, modified or revoked and being in full force and effect; and

(ii)	originals or Certified Copies of any power of attorney issued by the Borrower pursuant to such resolutions

(c)	Certificate of incumbency

a list of directors and officers of the Borrower, specifying the names and positions of such persons, certified by an officer of the Borrower to be true, complete and up to date;

(d)	London agent

documentary evidence that the agent for service of process named in clause 19 of the Loan Agreement has accepted its appointment in respect of this Agreement;

(e)	Acknowledgment

an acknowledgement (in a letter or otherwise) signed by each Security Party (other than the Borrower) in such form as the Lender may require in its sole discretion acknowledging the terms of this Agreement.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties. A Borrower represents and warrants to the Lender that the representations and warranties in clause 7 of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER SECURITY DOCUMENTS

5.1	Specific amendments to Loan Agreement. With effect on and from the date hereof the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	By deleting clause 4.1 of the Loan Agreement and replacing it with:

“Subject as otherwise provided in this Agreement the Borrower shall repay the amount of the Loan outstanding as at 29 March 2012 by:

(i)	two instalments of USD2,500,000 each on 30 March 2012 and 30 April 2012;

(ii)	an instalment of USD1,420,289.44 on 20 July 2013;

(iii)	three instalments of USD2,140,096.48 each on 20 January 2014, 20 July 2014 and 20 January 2015 respectively;

(iv)	ten instalments of USD1,426,731.23 each with the first such instalment falling due on 20 July 2015 and with subsequent instalments falling due at six-monthly intervals thereafter; and

(v)	by a balloon instalment of USD10,700,487.31.”

(b)	by deleting clause 4.6.2 and replacing it with:

“4.6.2 Any amounts prepaid pursuant to clause 4.2 shall be applied against the Loan in reducing the repayment instalments in such manner and order as shall be agreed between the parties hereto, and in the absence of such agreement, in such manner and order as the Lender shall require.”;

(c)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

5.2	Amendments to Security Documents. With effect on and from the Effective Date each of the Security Documents other than the Loan Agreement, shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	the definition of, and references throughout each of the Security Documents to, the Loan Agreement and any of the other Security Documents shall be construed as if the same referred to the Loan Agreement and those Security Documents as amended and supplemented by this Agreement;

(b)	by construing references throughout each of the Security Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Security Documents as amended and supplemented by this Agreement.

5.3	Security Documents to remain In full force and effect. The Security Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Security Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrower’ obligation to execute further documents etc. The Borrower shall, and shall procure that any other party to any Security Document shall:

(a)	execute and deliver to the Lender (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Lender may, in any particular case, specify,

(b)	effect any registration or notarisation, give any notice or take any other step, which the Lender may, by notice to the Borrower or other party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lender intended should be created by or pursuant to the Loan Agreement or any other Security Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3	Terms of further assurances. The Lender may specify the terms of any document to be executed by the Borrower or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Lender considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrower shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Additional corporate action. At the same time as the Borrower or any other party delivers to the Lender any document executed under Clause 6.1(a), the Borrower or such other party shall also deliver to the Lender a certificate signed by 2 of the Borrower’s or that other party’s directors which shall:

(a)	set out the text of a resolution of the Borrower’s or that other party’s directors specifically authorising the execution of the document specified by the Lender, and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that other party’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Expenses. The provisions of clause 5 (Fees and Expenses) of the Loan Agreement shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	NOTICES AND OTHER MATTERS

8.1	General. The provisions of clause 17 (Notices and other matters) of the Loan Agreement shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Agreement may be executed in any number of counterparts.

9.2	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law. This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Loan Agreement provisions. The provisions of clauses 18 and 19 (Governing Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SIGNED as a deed for and on behalf of	)
RUMER HOLDING LTD.	)
by Alexandros Laios	)	/s/ Alexandros Laios
(as Borrower under and pursuant to	)
a power of attorney dated 28 March 2012))

SIGNED by C. Margelou	)	/s/ C. Margelou
and by E. Makri	)	/s/ E. Makri
for and on behalf of	)
EMPORIKI BANK OF GREECE S.A.	)
(as Lender))

Witness to all the above	)
Signatures: /s/ Anthony Paizes	)
Name: Anthony Paizes	)
Address: Ince & Co.	)
Akti Miaouli 47 - 49
Piraeus 185 36
Greece

We on this 28 day of March 2012 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Fifth Supplemental Agreement and agree in all respects to the same and confirm that the Security Documents to which we are a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Loan Agreement (as amended by the Fifth Supplemental Agreement) and shall, without limitation, secure the Loan.

/s/ Vasiliki Papaefthymious
VASILIKI PAPAEFTHYMIOU
For and on behalf of
NAVIOS MARITIME HOLDINGS INC